ANNUAL REPORT
DECEMBER 31, 2002

PRUDENTIAL
NATIONAL MUNICIPALS FUND, INC.

FUND TYPE
Municipal Bond

OBJECTIVE
High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.              PRUDENTIAL FINANCIAL (LOGO)

Prudential National Municipals Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential National Municipals Fund, Inc. (the
Fund) seeks a high level of current income exempt from federal income taxes. The Fund's portfolio consists primarily of long-term municipal bonds of medium quality, which offer a high level of current income that is exempt from federal income taxes.
These bonds are varied among the states, maturities, and types of activity they support. There can be no assurance that the Fund will achieve its investment objective.

Credit Quality

Expressed as a percentage of total investments* as of 12/31/02.

     9.2%   AAA
    48.2    AAA Insured
    16.3    AA
     8.7    A
    12.7    BBB
     0.4    BB
     0.3    B
     0.1    CCC and below
     0.8    Cash & Equivalents
     3.3    Not Rated* (Prudential ratings used)

    Breakout:*    1.3    AAA
                  1.7    BBB
                  0.3    B

Credit quality is subject to change.

*Unrated bonds are believed to be of comparable quality to rated investments.

Ten Largest Issuers

Expressed as a percentage of total investments* as of 12/31/02.

    2.6%   Chicago IL Metro Pier & Expo. Auth.
    1.9    Port Authority NY & NJ
    1.8    OH Water Dev. Auth. Pollution Ctrl.
    1.8    Washington St.
    1.8    Houston TX Water & Sewer
    1.8    San Benito TX Cons. Indpt. Schl. Dist.
    1.8    Mercer Cnty. ND Pollution Ctrl. Rev.
    1.6    CO Housing Fin. Auth.
    1.6    CA Dept. Water Res. Rev.
    1.3    CO Springs Arpt. Rev.

Holdings are subject to change.

Portfolio Composition

Expressed as a percentage of total investments* as of 12/31/02.

    29.8%   General Obligation Bonds
    25.3    Other Revenue
    14.8    Utility
    11.7    Prerefunded
     7.3    Industrial Development
     6.6    Transportation
     3.7    Miscellaneous
     0.8    Cash & Equivalents

Portfolio composition is subject to change.

                                    www.prudential.com    (800) 225-1852

Annual Report    December 31, 2002

    Cumulative Total Returns1                              As of 12/31/02

                                       One Year    Five Years     Ten Years        Since Inception2
Class A                                 9.27%        28.51%    79.19%   (78.96)   135.47%   (135.17)
Class B                                 8.99         26.73     73.31    (73.10)    460.70   (459.99)
Class C                                 8.71         25.17           N/A            57.62   (57.42)
Class Z                                 9.47          N/A            N/A                22.15
Lehman Brothers Municipal Bond Index3   9.60         34.21          91.39               ***
Lipper General Muni Debt Funds Avg.4    8.36         25.38          75.91              ****

    Average Annual Total Returns1                           As of 12/31/02

          One Year    Five Years    Ten Years     Since Inception2
Class A     5.99%       4.51%     5.68%  (5.67)    6.59%   (6.58)
Class B     3.99        4.69      5.65   (5.64)    7.90    (7.89)
Class C     6.64        4.38          N/A          5.43    (5.41)
Class Z     9.47        N/A           N/A              5.22

    Distributions and Yields                              As of 12/31/02

                                            Taxable Equivalent 30-Day Yield5
          Total Distributions    30-Day            at Tax Rates of
          Paid for 12 Months    SEC Yield           35%    38.6%
Class A         $0.89            3.58%            5.51%    5.83%
Class B         $0.85            3.44             5.29     5.60
Class C         $0.81            3.17             4.88     5.16
Class Z         $0.93            3.94             6.06     6.42


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lipper Inc., and Lehman
Brothers. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service
(12b-1) fee waiver for Class A and Class C shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 3% for Class A shares. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC). Class B shares are subject to a declining
CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class
Z, 1/22/99. 3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. Investors cannot invest directly in an index. 4The Lipper General Municipal
(Muni) Debt Funds Average is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods. Funds in the Lipper General Muni Debt Funds
Average invest primarily in municipal debt issues in the top four credit ratings. The returns for the Lehman Brothers Municipal Bond Index and Lipper
General Muni Debt Funds Average would be lower if they included the effect of sales charges or operating expenses of a mutual fund, or taxes. 5Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes.
Taxable equivalent yields reflect federal taxes only.
***Lehman Brothers Municipal Bond Index Since
Inception returns are 151.76% for Class A, 524.85% for Class B, 75.18% for Class C, and 24.56% for Class
Z. ****Lipper General Muni Debt Funds Average Since
Inception returns are 131.37% for Class A, 509.56% for Class B, 60.47% for Class C, and 17.73% for Class Z.

PRUDENTIAL FINANCIAL (LOGO)       February 12, 2003

DEAR SHAREHOLDER,
Financial markets were volatile in 2002, the reporting period of the Prudential National
Municipals Fund. Taking into account the U.S.
fixed income market rally and the equity market decline in 2002, bonds have outperformed stocks three years in a row. This has not happened since
1941. The period was dominated by a no-nonsense approach to investing in which U.S. Treasuries, investment-grade municipal bonds, and other conservative assets increasingly played a prominent role in asset allocation strategies. Bond funds, including those that invest in municipal securities, benefited accordingly.

For the year, the Fund's Class A shares returned less than their benchmark Lehman Brothers Municipal Bond
Index (the Index). However, the Fund's Class A shares returned significantly more than the average comparable portfolio as measured by the Lipper
General Municipal Debt Funds Average. The Fund benefited from an asset allocation strategy that focused on two sectors of the municipal bond market that performed particularly well in 2002.

The Fund's management team explains developments in the fixed income markets and the Fund's investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential National Municipals Fund, Inc.

Prudential National Municipals Fund, Inc.

Annual Report    December 31, 2002

INVESTMENT ADVISER'S REPORT

MUNICIPAL BONDS GAINED IN VOLATILE YEAR
By all measures, 2002 proved to be an extraordinary year in the history of the municipal bond market. Not only did tax-exempt securities post an impressive return, but issuers also sold a record $357 billion of long-term municipal bonds.

Investors flocked to U.S. Treasuries, and to a lesser extent, high-quality municipal bonds, discouraged by the bearish stock market that was dragged lower by corporate governance scandals. In addition, investors paid higher prices for municipal bonds (and accepted lower yields) in anticipation of the Federal
Reserve's (the Fed's) decision to cut short-term interest rates in November 2002 to support an uneven
U.S. economic expansion. The lackluster economic recovery and tumbling stock market reduced revenues collected from income and capital gains taxes.
Consequently, cash-strapped state and local governments took advantage of the low rates by issuing a flood of bonds to help plug their budget deficits. Investors easily absorbed the huge supply of new bonds.

In light of the fiscal challenges facing many state and local governments, we reduced the Fund's exposure to the general obligation bonds of California and New
York, two of the hardest-hit issuers in the municipal bond market. The Fund continued to emphasize municipal bonds rated AAA (the bulk of which are insured) compared to a far smaller exposure to low-quality bonds rated BBB or less. This approach aided the Fund as the flight-to-quality trend within the municipal securities market caused the AAA-rated sector to significantly outperform low-quality municipal bonds in 2002.

MAINTAINING OUR COUPON BARBELL STRATEGY
Changing economic conditions repeatedly altered the outlook for monetary policy in 2002, causing heightened volatility in the municipal bond market.

Prudential National Municipals Fund, Inc.

Annual Report    December 31, 2002

The economy grew rapidly in the first quarter, slowed to a crawl in the second quarter, sped up in the third, and nearly stalled in the fourth. In such an uncertain economic environment, we structured the Fund to behave defensively--limit price declines--if municipal bonds sold off, and to benefit as much as possible if municipal bond prices rose. We worked toward this balance by frequently adjusting our barbell strategy that utilized different types of municipal bond coupons.

One side of our barbell emphasized bonds with higher coupon rates in the 15-year sector that we believed offered the best risk/reward profile in the municipal bond market. Our view reflected the fact that bonds in the 15-year sector yielded nearly as much as 30-year tax-exempt securities, but their prices were expected to decline less than those of longer-term bonds if interest rates rose. The other side of our barbell focused on AAA-rated, long-term zero coupon bonds with potential for strong price appreciation.
Zero coupon bonds are so named because they pay no interest income and are sold at deeply discounted prices to compensate for their lack of periodic interest payments. They are the most interest-rate sensitive of all bonds, and perform better than other debt issues when falling rates boost bond prices.

During the first quarter of 2002, we adjusted our coupon barbell. We sold some zero coupon bonds and reinvested the proceeds in additional higher coupon bonds when it seemed that the strong economic recovery would prompt the Fed to hike short-term rates to slow growth and prevent higher inflation. As it turned out, reducing interest-rate sensitivity by selling zero coupon bonds proved to be a poorly timed move that detracted from the Fund's returns for a portion of our reporting period. Less vigorous consumer spending and continued weak business investment caused economic growth to slow on its own in the second quarter. Consequently, the Fed was no longer expected to increase short-term rates, so bond yields headed lower, driving bond prices higher.

                        www.prudential.com     (800) 225-1852

Once we became convinced this bullish trend would continue, we reversed our strategy--selling some of the Fund's higher coupon bonds and increasing its exposure to AAA-rated zero coupon bonds very early in the third quarter. Our shift in asset allocation enabled the Fund to benefit from the strong municipal bond rally that lasted throughout the summer. During that period, there was speculation the economy might sink into a so-called "double dip" recession and prompt the Fed to cut short-term rates. News about the accounting scandal and subsequent bankruptcy of WorldCom also battered the stock market, encouraging investment in municipal securities.

THE FED ACTS TO STIMULATE ECONOMIC GROWTH
After the strong third-quarter gains, we thought it wise to book profits on some of the Fund's AAA-rated zero coupon bonds and hold the proceeds in cash. This proved to be a well-timed move. Municipal bonds sold off sharply in October as the economy sent mixed signals that caused the outlook for monetary policy to become muddled. Weak economic data indicated that the Fed would soon lower rates, while strong economic figures suggested the next move would be a rate hike.
By late in the month, the municipal bond rally resumed as it became clear the central bankers were going to ease monetary policy. The move occurred in early November when they lowered the rate banks charge each other for overnight loans by half a percentage point to 1.25%, its lowest level in 41 years. Afterward, the municipal bond market sold off again on the view that the Fed's current round of rate cuts was finally over.

For the year, zero coupon bonds outperformed other
types of municipal bonds and the 15-year maturity
range performed better than shorter- and longer-term
bonds, based on the Index. Our focus on these two
areas of the municipal bond market enhanced the
Fund's returns.
                                                  5

Prudential National Municipals Fund, Inc.

Annual Report    December 31, 2002

HOSPITAL BONDS AIDED FUND'S PERFORMANCE
Turning to other sectors, hospital bonds accounted for nearly 13% of the Fund's total investments as of December 31, 2002. Increased patient volume, effective cost-cutting measures, and better managed-care reimbursement, among other factors, helped hospital bonds perform well. However, we are expecting hospital earnings to come under pressure in the future due to rising costs for pharmaceuticals, medical devices, insurance, and labor. We tend to favor hospitals with positive characteristics such as those that are sole providers in their communities or those with less dependency on government reimbursements.

LOOKING AHEAD
We believe our coupon barbell strategy continues to offer a better balance between risk and reward than the alternative of investing primarily in current coupon bonds, which are recently issued bonds that sell at a price equal to 100% of their face value. We expect zero coupon bonds to continue providing good potential for price appreciation if the municipal bond rally persists and yields decline even further. Under this scenario, we also expect our higher coupon bonds to gain in value, reflecting the greater likelihood that they will be retired early and replaced by bonds with lower coupon rates. On the other hand, if tax-exempt bond prices fall and yields climb, we expect our higher coupon bonds to behave defensively because their prices tend to hold up relatively well when the fixed income market sells off.

Because many state and local governments will continue to be plagued by budget shortfalls in 2003, we expect them to issue a large amount of municipal bonds this year. We expect to selectively invest in those that provide attractive yields that accurately reflect their level of risk.

Prudential National Municipals Fund, Inc. Management Team

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.9%
----------------------------------------------------------------------------------------
Alabama  0.9%
Birmingham, Rfdg. Ser. A,
 F.S.A.                              Aaa           5.50%       4/01/13    $    4,140      $   4,754,210
Jefferson Cnty. Swr. Rev., Cap.
 Impvt. Wtrs. Ser. A                 Aaa           5.00        2/01/41         1,345          1,340,400
                                                                                          -------------
                                                                                              6,094,610
----------------------------------------------------------------------------------------
Alaska  0.9%
Alaska St. Hsg. Fin. Corp.
 Rev., First Ser. Veterans
 Mtge. Prog., G.N.M.A., F.N.M.A      Aaa           5.875       12/01/35        2,815          2,864,516
Northern Tobacco Securitization
 Corp. Rev., Asset Bkd. Bonds        Aa3           6.50        6/01/31         3,000          3,058,020
                                                                                          -------------
                                                                                              5,922,536
----------------------------------------------------------------------------------------
Arizona  1.7%
Arizona St. Mun. Fin. Proj.,
 C.O.P., Ser. 25, B.I.G.I.C.         Aaa           7.875       8/01/14         2,250          3,013,762
Pima Cnty. Ind. Dev. Auth.
 Rev., F.S.A.                        Aaa           7.25        7/15/10         1,505          1,586,496
Pima Cnty. Uni. Sch. Dist.,
 G.O., F.G.I.C.                      Aaa           7.50        7/01/10         3,000(f)       3,841,440
Tucson Cnty. G.O.,
 Ser. A                              Aa2           7.375       7/01/11         1,000          1,280,240
 Ser. A                              Aa2           7.375       7/01/12         1,100          1,430,572
                                                                                          -------------
                                                                                             11,152,510
----------------------------------------------------------------------------------------
California  6.5%
Anaheim Pub. Fin. Auth. Lease
 Rev.,
 Ser. 641A, F.S.A., R.I.T.E.S.       NR            15.31       9/01/16         2,210(g)       3,594,499
 Ser. 641B, F.S.A., R.I.T.E.S.       NR            15.31       9/01/24         1,815(g)       2,741,630
California Poll. Ctrl Fin.
 Auth. Solid Wste. Disp. Rev.,
 Keller Canyon Landfill Co.
 Proj., A.M.T.                       B1            6.875       11/01/27        2,500          2,415,250

    See Notes to Financial Statements                                      7

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
California St., G.O.                 A1            5.00%       2/01/29    $    5,000      $   4,892,800
California St. Dept. Wtr. Res.
 Pwr. Supply Rev.,
 Ser. A, A.M.B.A.C.                  Aaa           5.50        5/01/14         5,000          5,683,650
 Ser. A, A.M.B.A.C.                  Aaa           5.375       5/01/18         4,275          4,677,876
Encinitas Uni. Sch. Dist.,
 G.O., M.B.I.A.                      Aaa           Zero        8/01/21         3,810          1,483,652
Folsom Cordova Uni. Sch. Dist.
 Sch. Facs. Impvt. Dist. No. 2,
 C.A.B.S., Ser. A, M.B.I.A.          Aaa           Zero        10/01/20        2,920          1,204,821
 C.A.B.S., Ser. A, M.B.I.A.          Aaa           Zero        10/01/21        2,980          1,150,668
Foothill / Eastern Corridor
 Agcy., Toll Rd. Rev., Ser. A        Aaa           Zero        1/01/23         5,000          1,801,400
Los Angeles Uni. Sch. Dist.,
 Ser. A, F.G.I.C.                    Aaa           6.00        7/01/15         1,000          1,207,310
Pittsburg Redev. Agcy. Tax
 Alloc., Los Medanos Comnty.
 Dev. Proj., A.M.B.A.C.              Aaa           Zero        8/01/25         2,000            611,040
San Diego Uni. Sch. Dist.,
 Election 1998, Ser. D,
 F.G.I.C.                            Aaa           5.25        7/01/24         4,065          4,280,079
San Jose Fin. Auth. Lease Rev.,
 Civic Ctr. Proj., Ser. B            Aaa           5.25        6/01/19         2,250          2,426,647
Santa Margarita Dana Point
 Auth. Rev., Impvt. Dists. 3,
 4, Ser. B, M.B.I.A.                 Aaa           7.25        8/01/14         2,000          2,631,680
West Contra Costa Sch. Dist.,
 C.O.P., Rfdg.                       Baa3          7.125       1/01/24         1,600          1,677,312
                                                                                          -------------
                                                                                             42,480,314
----------------------------------------------------------------------------------------
Colorado  5.9%
Arapahoe Cnty., Cap. Impvt.
 Trust Fund, Hwy. Rev.,
 Ser. E-470                          Aaa           7.00        8/31/26         3,000(b)       3,511,530
Arapahoe Cnty., Sch. Dist., No.
 005, Cherry Creek                   Aa1           5.50        12/15/19        1,885          2,055,159
Boulder Cnty. Sales & Use Tax
 Rev., Ser. A, F.G.I.C.              Aaa(d)        6.00        12/15/17        3,970          4,633,228

    8                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Colorado Hsg. Fin. Auth. Sngl.
 Fam. Proj.,
 Ser. A, A.M.T.                      Aa2           8.00%       6/01/25    $      765      $     774,126
 Ser. A-2, A.M.T.                    Aa2           7.25        5/01/27           709            738,055
 Ser. A-2, A.M.T.                    Aa2           6.875       11/01/28        1,575          1,595,554
 Ser. B-1, A.M.T.                    Aa2           7.90        12/01/25          435            442,373
 Ser. C-1, A.M.T., M.B.I.A.          Aaa           7.65        12/01/25        1,160          1,187,272
 Ser. C-2, A.M.T., F.H.A.            Aa2           5.90        8/01/23         2,515          2,711,220
 Ser. C-2, A.M.T., F.H.A.            Aa2           7.05        4/01/31         2,805          2,998,573
Colorado Springs Arpt. Rev.,
 Ser. A, A.M.T.                      A-(d)         7.00        1/01/22         7,960          8,137,190
Denver Hlth. & Hosp. Auth.,
 Hlth. Care Rev., Ser. A             Baa2          6.00        12/01/31        2,180          2,200,841
E-470 Hwy. Auth. Rev.,
 C.A.B.S., Ser. B, M.B.I.A.          Aaa           Zero        9/01/28        12,000          2,674,440
Silver Dollar Metro. Dist.,
 G.O.                                NR            7.05        12/01/30        5,000          5,108,900
                                                                                          -------------
                                                                                             38,768,461
----------------------------------------------------------------------------------------
Connecticut  0.7%
Connecticut St. Spec. Tax
 Oblig. Rev., Trans.
 Infrastructure, Ser. A              Aaa           7.125       6/01/10         1,000(b)       1,237,110
Connecticut St., G.O.,
 Rite-1060 R                         AAA(d)        8.66        11/15/09        2,855          3,164,196
                                                                                          -------------
                                                                                              4,401,306
----------------------------------------------------------------------------------------
Florida  3.9%
Broward Cnty. Resource Recov.
 Rev. Rfdg., Wheelabrator,
 Ser. A                              A3            5.50        12/01/08        5,000          5,527,550
Florida St. Brd. of Ed., G.O.        Aa2           9.125       6/01/14         1,260          1,781,023
Orange Cnty. Hlth. Facs. Auth.
 Rev., Adventist Hlth. Sys.          A3            6.375       11/15/20        2,000          2,147,880
Osceola Cnty. Infrastructure
 Sales Surtax,
 A.M.B.A.C.                          Aaa           5.375       10/01/15        2,695          3,026,296
 A.M.B.A.C.                          Aaa           5.375       10/01/16        2,840          3,162,255

    See Notes to Financial Statements                                      9

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Palm Beach Cnty. Solid Waste
 Auth. Rev., Impvt. Ser. B,
 A.M.B.A.C.                          Aaa           Zero        10/01/15   $    8,000      $   4,524,720
Tallahasse Hlth. Facs. Rev.,
 Tallahasse Mem. Hlth Care
 Proj.                               Baa1          6.25%       12/01/20        1,000          1,036,650
 Tallahasse Mem. Hlth Care
 Proj.                               Baa1          6.375       12/01/30        4,050          4,123,912
                                                                                          -------------
                                                                                             25,330,286
----------------------------------------------------------------------------------------
Georgia  1.2%
Burke Cnty. Dev. Auth., Poll.
 Ctrl. Rev., Oglethorpe Pwr.
 Co., Rfdg., E.T.M., M.B.I.A.        Aaa           7.50        1/01/03           202            202,000
Forsyth Cnty. Sch. Dist.
 Dev. Rev.                           Aa2           6.75        7/01/16           500            629,615
Fulton Cnty. Sch. Dist. Rev.         Aa2           6.375       5/01/17           750            932,108
Georgia Mun. Elec. Auth. Pwr.
 Rev., Ser. B, M.B.I.A.              Aaa           6.375       1/01/16         5,000          6,160,250
Green Cnty. Dev. Auth. Ind.
 Park Rev.                           NR            6.875       2/01/04           170            177,104
                                                                                          -------------
                                                                                              8,101,077
----------------------------------------------------------------------------------------
Guam  0.5%
Guam Pwr. Auth. Rev.,
 Ser. A                              AAA(d)        6.625       10/01/14        1,000(b)       1,112,020
 Ser. A                              AAA(d)        6.75        10/01/24        2,000(b)       2,228,340
                                                                                          -------------
                                                                                              3,340,360
----------------------------------------------------------------------------------------
Hawaii  0.1%
Hawaii St. Dept. Budget & Fin.
 Spec. Purp. Mtge. Rev., Elec.
 Co., Ser. C, A.M.T., M.B.I.A.       Aaa           7.375       12/01/20           90             92,295
Hawaii St. Harbor Cap. Impvt.
 Rev., A.M.T., F.G.I.C.              Aaa           6.25        7/01/15           500            540,720
                                                                                          -------------
                                                                                                633,015

    10                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Illinois  8.0%
Chicago Brd. of Ed., C.A.B.S.,
 G.O., Ser. B-1, F.G.I.C.            Aaa           Zero        12/01/19   $    2,000      $     871,680
Chicago C.A.B.S., City
 Colleges,
 F.G.I.C.                            Aaa           Zero        1/01/24         5,000          1,653,250
 F.G.I.C.                            Aaa           Zero        1/01/25         5,000          1,565,050
Chicago Sngl. Fam. Mtge. Rev.,
 Ser. A, A.M.T., F.N.M.A.,
 G.N.M.A.                            AAA(d)        7.15%       9/01/31         2,030          2,162,011
Chicago, G.O., Proj. & Rfdg.
 Ser. A, M.B.I.A.                    Aaa           5.50        1/01/38         7,500          7,908,075
Cook & Du Page Cntys., H.S.
 Dist. No. 210, G.O., F.S.A.         Aaa           Zero        12/01/11        3,035          2,124,196
Gilberts Spec. Svc. Area No. 9
 Spec. Tax., Big Timber Proj.        NR            7.75        3/01/27         2,000          2,162,720
Illinois Edl. Facs. Auth.
 Student Hsg. Rev., Edl.
 Advancement Fd., Univ. Ctr.
 Proj.                               Baa2          6.00        5/01/22         1,500          1,498,155
Illinois Hlth. Facs. Auth.
 Rev.,
 Reg. YCNS, M.B.I.A.                 Aaa           9.92(c)     8/15/14         5,000          5,382,200
 Rfdg. Elmhurst Mem. Healthcare      A2            6.25        1/01/17         2,500          2,714,875
Metro. Pier & Expo. Auth.
 Dedicated St. Tax Rev.,
 McCormick Pl. Conv., E.T.M.         Aaa           7.00        7/01/26        12,910         17,062,631
University Illinois Rev.,
 Auxiliary Facs. Sys., Ser. A,
 M.B.I.A.                            Aaa           6.00        4/01/30         6,000(b)       7,150,320
                                                                                          -------------
                                                                                             52,255,163
----------------------------------------------------------------------------------------
Indiana  0.3%
Gary Mtge. Rev., Lakeshore
 Dunes Apts., Ser. A, G.N.M.A.       AAA(d)        6.00        8/20/34         2,000          2,076,760
----------------------------------------------------------------------------------------
Kansas  1.2%
Kansas St. Dev. Fin. Auth.
 Rev., Wtr. Poll. Ctrl.              Aa1           6.00        11/01/14        3,000(b)       3,574,590

    See Notes to Financial Statements                                     11

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Univ. Kansas Hosp. Auth., Hlth.
 Facs. Rev.,
 Ku Hlth. Sys.                       A-(d)         5.50%       9/01/22    $    1,150      $   1,155,037
 Ku Hlth. Sys.                       A-(d)         5.625       9/01/27         2,900          2,915,863
                                                                                          -------------
                                                                                              7,645,490
----------------------------------------------------------------------------------------
Kentucky  1.0%
Henderson Cnty. Solid Waste
 Disp. Rev., Macmillan Bloedel
 Proj., A.M.T.                       Baa2          7.00        3/01/25         6,000          6,241,260
----------------------------------------------------------------------------------------
Louisiana  1.1%
Orleans Parish Sch. Brd.,
 E.T.M., M.B.I.A.                    Aaa           8.90        2/01/07         5,780          7,285,806
----------------------------------------------------------------------------------------
Maryland  1.9%
Baltimore, Econ. Dev. Lease
 Rev., Armistead Partnership,
 Ser. A                              A(d)          7.00        8/01/11         1,000          1,029,560
Maryland St. Hlth & Higher Edl.
 Facs. Auth. Rev., Univ.
 Maryland Med. Sys.                  Baa1          6.75        7/01/30         5,000          5,422,800
Maryland St. Ind. Dev. Fin.
 Auth. Rev., Amer. Ctr. Physics
 Headqrtrs.                          A(d)          6.625       1/01/17         1,000(b)       1,020,000
Northeast Wste. Disp. Auth.
 Rev.,
 Baltimore City Sludge Corp.
 Proj.                               NR            7.25        7/01/07         2,625          2,728,267
 Montgomery Cnty. Res. Rec.
 Proj., Ser. A                       A2            6.00        7/01/07         1,000          1,108,520
Takoma Park Hosp. Facs.
 Rev., Washington Adventist
 Hosp., F.S.A.                       Aaa           6.50        9/01/12         1,000          1,213,950
                                                                                          -------------
                                                                                             12,523,097

    12                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Massachusetts  6.9%
Boston Ind. Dev. Fin. Auth.
 Swr. Fac. Rev., Harbor Elec.
 Engy. Co. Proj., A.M.T.             Aa3           7.375%      5/15/15    $    1,500      $   1,521,570
Brockton, G.O.                       Aa3           6.125       6/15/18         1,030(b)       1,073,600
Mass. St. Coll. Bldg. Auth.
 Proj. Rev., Ser. A, M.B.I.A.        Aaa           Zero        5/01/22         2,250            872,572
Mass. St. Dev. Fin. Agcy. Rev.,
 Concord Assabet Fam. Svcs.          Caa3          6.00        11/01/28          640            456,301
Mass. St. G.O.,
 Cons. Loan, Ser. C                  Aaa           5.50        11/01/13        5,700          6,585,438
 Ser. A, A.M.B.A.C.                  Aaa           5.00        7/01/12         1,000          1,111,800
 Ser. C, F.G.I.C.                    Aaa           6.00        8/01/09         1,250          1,469,300
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Beth Israel Hosp., A.M.B.A.C.       Aaa           10.25(c)    7/01/25         1,500          1,564,770
 Caritas Christi Oblig., Ser. B      Baa2          6.75        7/01/16         3,590          3,873,000
 Caritas Christi Oblig., Ser. B      Baa2          6.25        7/01/22         1,750          1,742,195
 Dana Farber Cancer Proj.,
 Ser. G-1                            A1            6.25        12/01/22          625            653,794
 Faulkner Hosp., Ser. C              Baa1          6.00        7/01/23         1,500(b)       1,564,200
 Harvard Univ. Ser. FF               Aaa           5.125       7/15/37         7,500          7,704,900
 Harvard Univ., Ser. W               Aaa           6.00        7/01/35           500(b)         597,745
 Simmons Coll., Ser. D.,
 A.M.B.A.C.                          Aaa           6.05        10/01/20        1,000(b)       1,201,630
 Univ. Mass. Pro., Ser. A,
 F.G.I.C.                            Aaa           5.875       10/01/29          500            551,865
 Valley Reg. Hlth. Sys., Ser. C      AAA(d)        7.00        7/01/10           825          1,011,590
 Winchester Hosp., Ser. D            AAA(d)        5.75        7/01/24         1,000          1,053,400
 Youville Hosp., Ser. B, F.H.A.      Aa2           6.00        2/15/34         4,195(b)       4,501,235
Mass. St. Ind. Fin. Agcy.
 Bradford Coll.                      NR            5.625       11/01/28        1,000(h)(i)       280,000
Mass. St. Wtr. Poll.,
 Abatement Trust Rev., Ser. A        Aaa           6.375       2/01/15            80             85,650
 Pool Program Bonds, Ser. 6          Aaa           5.625       8/01/17         2,870          3,224,675

    See Notes to Financial Statements                                     13

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Mass. St. Wtr. Res. Auth. Rev.,
 Ser. B, M.B.I.A.                    Aaa           6.25%       12/01/11   $      500      $     602,605
 Ser. D, M.B.I.A.                    Aaa           6.00        8/01/13           500            598,045
Rail Connections Inc. Rev.,
 Rte. 128, Ser. B, A.C.A.            Aaa           Zero        7/01/21         2,500(b)         941,075
                                                                                          -------------
                                                                                             44,842,955
----------------------------------------------------------------------------------------
Michigan  1.3%
Detroit Sewage Disp. Rev.,
 Inflos, F.G.I.C.                    Aaa           9.798(c)    7/01/23           800(b)         869,744
 Inflos, F.G.I.C.                    Aaa           9.798(c)    7/01/23           200            219,864
Detroit Wtr. Sup. Sys. Rev.,
 Ser. B, M.B.I.A.                    Aaa           5.55        7/01/12         1,000          1,151,380
Dickinson Cnty. Mem. Hosp. Sys.
 Rev.                                Baa3          8.00        11/01/14        1,000(b)       1,134,430
Michigan St. Hosp. Fin.
 Auth. Rev.,
 Genesys Hlth. Sys., Ser. A          AAA(d)        8.125       10/01/21        1,000(b)       1,193,820
 Genesys Hlth. Sys., Ser. A          AAA(d)        7.50        10/01/27          500(b)         579,185
Okemos Pub. Sch. Dist.,
 M.B.I.A.                            Aaa           Zero        5/01/12         1,100            755,909
 M.B.I.A.                            Aaa           Zero        5/01/13         1,000            650,830
Wyandotte Elec. Rev., G.O.,
 M.B.I.A.                            Aaa           6.25        10/01/08        2,000          2,287,820
                                                                                          -------------
                                                                                              8,842,982
----------------------------------------------------------------------------------------
Minnesota  2.5%
Minneapolis Spec. Sch. Dist.
 No. 1, C.O.P., Ser A, M.B.I.A.      Aaa           5.90        2/01/17         5,000(b)       5,617,400
Minnesota Agric. & Econ. Dev.
 Brd. Rev., Fairview Hlth. Care
 Sys., Ser. A                        A2            6.375       11/15/22        5,000          5,361,550
Minnesota Hsg. Fin. Agcy.
 Rev., Sngl. Fam. Mtge.,
 Ser. I, A.M.T.                      Aa1           5.80        1/01/19         5,480          5,723,093
                                                                                          -------------
                                                                                             16,702,043

    14                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Missouri  1.1%
Missouri St. Hlth & Edl. Facs.
 Auth. Rfdg., St Anthony's
 Med. Ctr.                           A2            6.125%      12/01/19   $    1,250      $   1,334,175
Missouri St. Hsg. Dev. Comm.
 Mtge. Rev., Sngl. Fam.
 Homeowner Ln., Ser. A, A.M.T.,
 G.N.M.A.                            AAA(d)        7.20        9/01/26         1,885          1,957,139
St. Louis Arpt. Rev., Arpt.
 Dev. Prog., Ser. A, M.B.I.A.        Aaa           5.625       7/01/19         3,500          3,858,715
                                                                                          -------------
                                                                                              7,150,029
----------------------------------------------------------------------------------------
Nevada  0.9%
Clark Cnty. Bond Bk., M.B.I.A.       Aaa           5.25        6/01/14         5,245          5,860,081
----------------------------------------------------------------------------------------
New Hampshire  1.1%
Manchester Hsg. & Redev. Auth.
 Rev., C.A.B.S.,
 Ser. B, A.C.A.                      A(d)          Zero        1/01/24         4,740          1,355,783
 Ser. B, A.C.A.                      A(d)          Zero        1/01/27         4,140            983,374
 Ser. B, A.C.A.                      A(d)          Zero        1/01/30         4,640            908,883
New Hampshire Higher Ed. &
 Hlth. Facs. Auth. Rev., New
 Hampshire Coll.                     BBB-(d)       6.30        1/01/16           500            506,915
New Hampshire Hlth. & Ed. Facs.
 Auth. Rev., Coll. Issue             BBB-(d)       7.50        1/01/31         3,000          3,243,750
                                                                                          -------------
                                                                                              6,998,705
----------------------------------------------------------------------------------------
New Jersey  1.8%
New Jersey Econ. Dev. Auth.
 Rev., Rfdg. Kapkowski Rd.
 Landfill Proj.                      Baa3          6.50        4/01/28         4,000          4,488,880
New Jersey Hlth Care Facs. Fin.
 Auth. Rev.,
 South Jersey Hosp.                  Baa1          6.00        7/01/26         1,565          1,609,477
 South Jersey Hosp.                  Baa1          6.00        7/01/32         1,000          1,026,200

    See Notes to Financial Statements                                     15

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
New Jersey Hlth Care Facs. Fin.
 Auth. Rev. Rfdg.,
 Atlantic City Med. Ctr.             A3            6.25%       7/01/17    $    2,175      $   2,402,853
 St. Peter's Univ. Hosp., Ser.
 A                                   Baa2          6.875       7/01/30         2,000          2,134,900
                                                                                          -------------
                                                                                             11,662,310
----------------------------------------------------------------------------------------
New Mexico  1.1%
New Mexico Mtge. Fin. Auth.
 Rev., Sngl. Fam. Mtge.,
 Ser. C-2, G.N.M.A.,
 F.N.M.A., A.M.T.                    AAA(d)        6.15        3/01/32         4,315          4,534,375
New Mexico St. Hosp. Equipment
 Ln., Council Hosp. Rev., Mem.
 Med. Ctr.
 Inc. Proj.                          Baa3          5.50        6/01/28         3,000          2,504,640
                                                                                          -------------
                                                                                              7,039,015
----------------------------------------------------------------------------------------
New York  7.0%
New York City Mun. Wtr. Fin.
 Auth., Wtr. & Swr. Sys. Rev.,
 Reg. IRS                            Aaa           8.88(c)     6/15/09         5,500          5,928,450
New York City Transitional
 Future Tax, Ser. A                  Aa2           5.75        2/15/17         5,000          5,638,050
New York City, G.O.,
 Ser. A                              A2            7.75        8/15/04            15             15,186
 Ser. B                              A2            8.25        6/01/06         1,500          1,754,820
 Ser. B                              A2            7.25        8/15/07         3,500          4,076,240
 Ser. D                              A2            8.00        8/01/03            70             70,881
 Ser. D                              A2            8.00        8/01/04            30             30,378
 Ser. D                              A2            7.65        2/01/07            45             45,890
New York St. Environ. Facs.
 Corp., Poll. Ctrl. Rev., Ser.
 C                                   Aaa           5.80        1/15/14         1,280          1,431,168
New York St. Urban Dev. Corp.,
 Correctional & Youth Facs.
 Svcs., Ser. A                       AA-(d)        5.50        1/01/17         4,000          4,424,640
New York St. Urban Dev. Corp.
 Rev. Rfdg., Corr. Facs.,
 F.S.A.                              Aaa           6.50        1/01/09         3,000          3,572,640

    16                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Port Authority New York &
 New Jersey,
 Ser. 122, A.M.T.                    A1            5.50%       7/15/11    $    2,000      $   2,175,080
 Ser. 127, A.M.T.                    Aaa           5.50        12/15/15        8,790          9,850,338
Triborough Bridge & Tunnel
 Auth. New York Rev.,
 Rfg. Ser. B                         Aa3           5.25        11/15/18        3,000          3,254,790
 Rfg. Ser. B                         Aa3           5.125       11/15/29        3,500          3,577,350
                                                                                          -------------
                                                                                             45,845,901
----------------------------------------------------------------------------------------
North Carolina  3.1%
Charlotte Arpt. Rev., Ser. B,
 A.M.T., M.B.I.A.                    Aaa           6.00        7/01/24         1,000          1,103,100
Charlotte Storm Wtr. Fee Rev.        Aa2           6.00        6/01/25           500(b)         596,775
No. Carolina Eastern Mun.
 Pwr. Agcy.,
 Pwr. Sys. Rev., A.M.B.A.C.          Aaa           6.00        1/01/18         1,000          1,187,730
 Pwr. Sys. Rev., Ser. A              Aaa           6.00        1/01/26           650(b)         772,720
 Pwr. Sys. Rev., Ser. A, E.T.M.      Aaa           6.50        1/01/18         2,635          3,317,939
 Pwr. Sys. Rev., Ser. A, E.T.M.      Baa3          6.40        1/01/21         1,000          1,233,860
 Pwr. Sys. Rev., Ser. A,
 M.B.I.A.                            Aaa           6.50        1/01/18         1,005          1,247,557
No. Carolina Hsg. Fin. Agcy.,
 Home Ownership, Ser. 6 A,
 A.M.T.                              Aa2           6.20        1/01/29           980          1,030,382
No. Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa           6.00        1/01/10         1,250          1,463,675
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa           9.17(c)     1/01/12         2,000          2,084,560
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa           5.60(c)     1/01/20         4,000          4,087,320
Piedmont Triad Arpt. Auth.
 Rev., Ser. B, A.M.T., F.S.A.        Aaa           6.00        7/01/21         1,000          1,097,140
Pitt Cnty. Rev., Mem. Hosp.,
 E.T.M.                              Aaa           5.25        12/01/21        1,000          1,045,320
                                                                                          -------------
                                                                                             20,268,078

    See Notes to Financial Statements                                     17

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
North Dakota  1.7%
Mercer Cnty. Poll. Ctrl. Rev.,
 Antelope Valley Station,
 A.M.B.A.C.                          Aaa           7.20%       6/30/13    $    9,000      $  11,366,370
----------------------------------------------------------------------------------------
Ohio  7.7%
Akron, G.O.                          A1            10.50       12/01/04          200            233,704
Brecksville Broadview Heights
 City Sch. Dist., F.G.I.C.           Aaa           6.50        12/01/16        1,000          1,167,710
Cleveland,
 G.O., M.B.I.A.                      Aaa           5.75        8/01/14         1,000          1,177,200
 G.O., M.B.I.A.                      Aaa           5.75        8/01/15         1,000          1,178,190
Cleveland Arpt. Sys. Rev.,
 Ser. A, A.M.T, F.G.I.C.             Aaa           6.25        1/01/20         3,500          3,695,300
Columbus Citation Hsg. Dev.
 Corp., Mtge. Rev., F.H.A.           AA(d)         7.625       1/01/22         1,775(b)       2,311,263
Cuyahoga Cnty. Hosp. Facs.
 Rev., Canton Inc. Proj.             Baa2          7.50        1/01/30         5,000          5,478,200
Cuyahoga Cnty. Hosp. Rev.,
 Meridia Hlth. Sys.                  A1            6.25        8/15/24         1,500(b)       1,709,040
Dayton, G.O., M.B.I.A.               Aaa           7.00        12/01/07          480            580,968
Dover Mun. Elec. Sys. Rev.,
 F.G.I.C.                            Aaa           5.95        12/01/14        1,000          1,119,880
Greene Cnty. Wtr. Sys. Rev.,
 Ser. A, F.G.I.C.                    Aaa           6.125       12/01/21        1,000          1,167,640
Hamilton Cnty. Sales Tax Sub.
 C.A.B.S., Ser. B, A.M.B.A.C.        Aaa           Zero        12/01/20        2,000            856,460
Hilliard Sch. Dist. C.A.B.S.
 Sch. Impvt.,
 F.G.I.C.                            Aaa           Zero        12/01/18        1,720            826,237
 F.G.I.C.                            Aaa           Zero        12/01/19        1,720            783,838
Lorain Cnty. Hosp. Rev., Rfdg.
 Mtge., Ser. C                       BBB+(d)       6.875       6/01/22         2,000          2,054,240
Lucas Cnty. Hlth. Care Fac.
 Rev.,
 Ref. Presbyterian Svcs.,
 Ser. A                              NR            6.625       7/01/14         1,750          1,835,453
 Rfdg. Impvt., Sunset Ret.,
 Ser. A                              NR            6.625       8/15/30         1,000          1,040,820

    18                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Montgomery Cnty. Swr. Sys.
 Rev., Greater Moraine, Beaver
 Creek, F.G.I.C.                     Aaa           Zero        9/01/05    $    1,000      $     950,970
Mount Vernon City Sch. Dist.,
 G.O., F.G.I.C.                      Aaa           7.50%       12/01/14          500            561,320
Newark, Ltd. Tax G.O.,
 A.M.B.A.C.                          Aaa           Zero        12/01/06          805            734,611
Ohio Hsg. Fin. Agcy. Mtge.
 Rev.,
 Res. Con. Opt., Ser. C-1,
 A.M.T., G.N.M.A.                    Aaa           6.05        3/01/32           795            839,719
 Ser. A-1, A.M.T., G.N.M.A.          Aaa           6.35        9/01/31           850            905,785
Ohio St. Air Quality Dev. Auth.
 Rev., Rfgdg. Poll. Ctrl.
 Cleveland, Ser. A                   Baa3          6.00        12/01/13        3,475          3,559,025
Ohio St. Bldg. Auth., St. Corr.
 Facs., Ser. A                       Aa2           6.00        10/01/08          615            720,140
Ohio St. Higher Edl. Fac. Comn.
 Rev., Case Western Resv.
 Univ., Ser. B                       Aa2           6.50        10/01/20          750            939,375
Ohio St. Solid Waste. Rev., CSC
 Ltd. Proj., A.M.T.                  NR            8.50        8/01/22           500(h)               0
Ohio St. Univ. Gen. Rcpts.,
 Ser. A                              Aa2           6.00        12/01/16        1,000          1,162,910
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs. Rev., Buckeye Pwr.
 Inc. Proj., A.M.B.A.C.              Aaa           7.80        11/01/14       10,435         11,822,125
Richland Cnty Hosp. Facs. Rev.,
 Medcentral Hlth. Sys., Ser. B       A-(d)         6.375       11/15/22        1,000          1,049,980
                                                                                          -------------
                                                                                             50,462,103
----------------------------------------------------------------------------------------
Oregon  0.9%
Oregon St. Dept. Administrative
 Svcs., G.O.                         Aa2           5.00        12/01/17        5,545          5,957,437

    See Notes to Financial Statements                                     19

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Pennsylvania  2.6%
Carbon Cnty. Ind. Dev. Auth.
 Rev., Panther Creek Partners
 Proj., A.M.T.                       BBB-(d)       6.65%       5/01/10    $    6,000      $   6,305,280
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.                 BBB-(d)       5.60        7/01/10           685            674,924
Pennsylvania Econ. Dev. Fin.
 Auth. Res. Recov. Rev.,
 Sr. Northampton Generating,
 Ser. A, A.M.T.                      BBB-(d)       6.60        1/01/19         5,250          5,323,132
Philadelphia Hosp. & Higher
 Edl. Facs. Auth. Rev.,
 Chestnut Hill Hosp.                 Baa2          6.50        11/15/22        2,685          2,675,549
Westmoreland Cnty. Ind. Dev.
 Auth. Rev., Valley Landfill
 Proj.                               BBB(d)        5.10        5/01/18         2,000          1,978,560
                                                                                          -------------
                                                                                             16,957,445
----------------------------------------------------------------------------------------
Puerto Rico  2.4%
Puerto Rico Comnwlth.,
 PA625, R.I.T.E.S., A.M.B.A.C.       NR            12.66       7/01/10           500(g)         750,850
 PA642B, R.I.T.E.S., M.B.I.A.        NR            10.18       7/01/12         1,000(g)       1,361,040
Puerto Rico Comnwlth., Hwy. &
 Trans Auth. Rev., Pub. Impvt.,
 M.B.I.A.                            Aaa           Zero        7/01/19         2,000            955,080
Puerto Rico Pub. Blds. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.
 Rev., Ser. J, C.A.B.S., E.T.M.      Baa1          Zero        7/01/06           275            254,199
Puerto Rico Tel. Auth. Rev.,
 R.I.B.S.,
 M.B.I.A.                            Aaa           9.202(c)    1/25/07         5,100(b)       5,253,000
 M.B.I.A.                            Aaa           9.40(c)     1/16/15         7,150(b)       7,364,500
                                                                                          -------------
                                                                                             15,938,669
----------------------------------------------------------------------------------------
South Carolina  3.6%
Charleston Waterworks & Swr.
 Rev., E.T.M.                        Aaa           10.375      1/01/10         7,415          9,629,564

    20                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Greenville Cnty. Sch. Dist.
 Installment Pur. Ref., Bldg.
 Equity Sooner Tomorrow              A1            5.875%      12/01/16   $    5,500      $   6,205,430
South Carolina Jobs Econ. Dev.
 Auth. Econ. Dev. Rev., Bon
 Secours Hlth. Sys., Inc.,
 Ser. A                              A3            5.625       11/15/30        2,500          2,470,350
South Carolina Pub. Svc. Auth.
 Rev., R.I.T.E.S., M.B.I.A.          Aaa           9.55(c)     6/28/13         5,000(b)       5,217,500
                                                                                          -------------
                                                                                             23,522,844
----------------------------------------------------------------------------------------
Tennessee  1.6%
Bristol Hlth. & Edl. Fac. Rev.,
 Bristol Mem. Hosp., F.G.I.C.        Aaa           6.75        9/01/10         5,000(f)       6,032,950
Shelby Cnty. Hlth. Edl. & Hsg.
 Fac. Brd. Hosp. Rev.,
 Methodist Hlth. Care                Baa1          6.50        9/01/26         4,000          4,201,560
                                                                                          -------------
                                                                                             10,234,510
----------------------------------------------------------------------------------------
Texas  8.3%
Austin Elec. Util. Sys. Rev.,
 Rfdg. Ser. A, A.M.B.A.C.            Aaa           5.50        11/15/16        4,000          4,546,840
Bexar Cnty. Hlth. Facs. Dev.
 Corp. Rev., Baptist Hlth.
 Sys., Ser A, M.B.I.A.               Aaa           6.00        11/15/14        5,695          6,697,320
Brazos River Auth. Rev.,
 Houston Inds. Inc. Proj. B          Aaa           5.125       11/01/20        3,500          3,643,080
Dallas Ft. Worth, Reg. Arpt.
 Rev., F.G.I.C.,
 Ser. A                              Aaa           7.375       11/01/08        3,500          3,841,285
 Ser. A                              Aaa           7.375       11/01/09        3,500          3,829,070
Harris Cnty. Ind. Dev. Corp.
 Arpt. Facs. Rev., Continental
 Airlines, Inc. Proj.                B3            5.375       7/01/19         2,795          1,625,600
Houston Wtr. & Swr. Sys. Rev.,
 Rfdg. Jr. Lien, Ser. B,
 A.M.B.A.C.                          Aaa           5.75        12/01/15       10,000         11,509,100

    See Notes to Financial Statements                                     21

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Panhandle Reg. Hsg. Fin. Corp.
 Rev., Multi-Family Hsg., Ser.
 A                                   A3            6.75%       3/01/31    $    3,000      $   3,107,370
San Benito Cons. Indpt. Sch.
 Dist.                               Aaa           6.00        2/15/25        10,000         11,464,400
Texas St. Turnpike Auth.
 Central Texas Tpk. Sys. Rev.,
 First Tier, C.A.B.S., Ser. A,
 A.M.B.A.C.                          Aaa           Zero        8/15/21        10,000          3,886,400
                                                                                          -------------
                                                                                             54,150,465
----------------------------------------------------------------------------------------
U. S. Virgin Islands  0.3%
Virgin Islands Pub. Fin. Auth.
 Rev., Gross Rcpts., Tax Ln.
 Note, Ser. A                        BBB-(d)       6.50        10/01/24        1,500          1,665,435
----------------------------------------------------------------------------------------
Virginia  0.4%
Henrico Cnty. Econ. Dev. Auth.
 Rev., Bon Secours Hlth. Sys.
 Inc., Ser. A                        A3            5.60        11/15/30        2,500          2,520,575
----------------------------------------------------------------------------------------
Washington  5.1%
King Cnty., Ser. B                   Aa1           5.85        12/01/13       10,000(b)      11,792,200
Skagit Cnty. Cons. Sch. Dist.,
 No. 320 Mount Vernon, M.B.I.A.      Aaa           5.50        12/01/15        4,715          5,263,354
Washington St. Pub. Pwr. Sup.
 Sys. Rev., Nuclear Proj. No.
 1, Ser. A, F.S.A.                   Aaa           7.00        7/01/08         4,000          4,845,200
Washington St. Ser. B                Aa1           6.00        1/01/25        10,000         11,341,100
                                                                                          -------------
                                                                                             33,241,854
----------------------------------------------------------------------------------------
West Virginia  0.4%
West Virginia St. Hosp. Fin.
 Auth., Oak Hill Hosp. Rev.,
 Ser. B                              A2            6.75        9/01/30         2,000(b)       2,489,160

    22                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Wisconsin  0.3%
Wisconsin St. Hlth. & Edl.
 Facs. Auth. Rev., Marshfield
 Clinic, Ser. B                      BBB+(d)       6.00%       2/15/25    $    2,000      $   1,975,720
                                                                                          -------------
Total long-term investments
 (cost $593,769,398)                                                                        639,946,737
                                                                                          -------------
SHORT-TERM INVESTMENTS  0.8%
---------------------------------------------------------------------------------------
Louisiana  0.5%
West Baton Rouge Parish Ind.
 Dist. No. 3 Rev.,
 Dow Chemical Co. Proj.,
 Ser. A, A.M.T., F.R.D.D.            P2            2.15        1/02/03         1,000          1,000,000
 Dow Chemical Co. Proj.,
 Ser. A, A.M.T., F.R.D.D.            P2            2.15        1/02/03         2,500          2,500,000
                                                                                          -------------
                                                                                              3,500,000
----------------------------------------------------------------------------------------
Michigan  0.3%
Michigan St. Strategic Fd. Ltd.
 Oblig. Rev., Dow Chemical Co.
 Proj., A.M.T., F.R.D.D.             P1            2.15        1/02/03         1,800          1,800,000
                                                                                          -------------
Total short-term investments
 (cost $5,300,000)                                                                            5,300,000
                                                                                          -------------
Total Investments  98.7%
 (cost $599,069,398; Note 5)                                                                645,246,737
Other assets in excess of
 liabilities--1.3%                                                                            8,728,628
                                                                                          -------------
Net Assets--100%                                                                          $ 653,975,365
                                                                                          -------------
                                                                                          -------------

    See Notes to Financial Statements                                     23

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.C.A.--American Capital Access.
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    B.I.G.I.C.--Bond Investors Guaranty Insurance Company.
    C.A.B.S.--Capital Appreciation Bonds.
    C.O.P.--Certificate of Participation.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note(e).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bearing Security.
    R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(d) Standard & Poor's rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) All or portion of security segregated as collateral for financial futures contracts.
(g) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $6,367,513. The aggregate value of $8,448,019 is approximately 1.3% of net assets.
(h) Represent issuer in default on interest payments; non-income producing security.
(i) Fair valued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    24                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $599,069,398)                         $ 645,246,737
Cash                                                                     49,768
Interest receivable                                                   9,930,398
Receivable for investments sold                                       3,900,840
Receivable for Fund shares sold                                         207,341
Prepaid expenses                                                         20,907
                                                                -----------------
      Total assets                                                  659,355,991
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     3,868,840
Dividends payable                                                       467,924
Payable for Fund shares reacquired                                      397,344
Management fee payable                                                  262,404
Accrued expenses                                                        172,378
Distribution fee payable                                                148,629
Deferred Director's fee                                                  41,249
Due to broker-variation margin                                           21,858
                                                                -----------------
      Total liabilities                                               5,380,626
                                                                -----------------
NET ASSETS                                                        $ 653,975,365
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     413,334
   Paid-in capital in excess of par                                 603,607,721
                                                                -----------------
                                                                    604,021,055
   Accumulated net realized gain on investments                       4,086,259
   Net unrealized appreciation on investments                        45,868,051
                                                                -----------------
Net assets, December 31, 2002                                     $ 653,975,365
                                                                -----------------
                                                                -----------------

    26                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($595,873,660 / 37,669,200 shares of common stock
      issued and outstanding)                                            $15.82
   Maximum sales charge (3% of offering price)                              .49
                                                                -----------------
   Maximum offering price to public                                      $16.31
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($47,612,238 / 3,001,976 shares of common stock
      issued and outstanding)                                            $15.86
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($6,106,676 / 385,034 shares of common stock issued
      and outstanding)                                                   $15.86
   Sales charge (1% of offering price)                                      .16
                                                                -----------------
   Offering price to public                                              $16.02
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,382,791 / 277,220 shares of common stock
      issued and outstanding)                                            $15.81
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     27

       Prudential National Municipals Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $35,596,721
                                                                -----------------
Expenses
   Management fee                                                    3,078,101
   Distribution fee--Class A                                         1,460,591
   Distribution fee--Class B                                           245,483
   Distribution fee--Class C                                            42,817
   Transfer agent's fees and expenses                                  414,000
   Custodian's fees and expenses                                       150,000
   Reports to shareholders                                             105,000
   Registration fees                                                    72,000
   Legal fees and expenses                                              63,000
   Audit fee                                                            33,000
   Directors' fees                                                      17,000
   Miscellaneous                                                        23,812
                                                                -----------------
      Total expenses                                                 5,704,804
   Less: Custodian fee credit                                           (1,805)
                                                                -----------------
      Net expenses                                                   5,702,999
                                                                -----------------
Net investment income                                               29,893,722
                                                                -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           6,751,648
   Financial futures contracts                                         670,012
   Interest rate swaps                                                (244,669)
                                                                -----------------
                                                                     7,176,991
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      19,134,889
   Financial futures contracts                                         342,012
                                                                -----------------
                                                                    19,476,901
                                                                -----------------
Net gain on investment transactions                                 26,653,892
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $56,547,614
                                                                -----------------
                                                                -----------------

    28                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2002                 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  29,893,722        $  31,220,549
   Net realized gain on investment
      transactions                                 7,176,991            9,640,432
   Net change in unrealized appreciation
      (depreciation) on investments               19,476,901          (14,789,295)
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                             56,547,614           26,071,686
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (27,224,834)         (28,725,822)
      Class B                                     (2,166,302)          (2,461,213)
      Class C                                       (237,278)            (174,475)
      Class Z                                       (162,257)             (85,207)
                                             -----------------    -----------------
                                                 (29,790,671)         (31,446,717)
                                             -----------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                     (5,761,473)          (4,719,281)
      Class B                                       (485,306)            (394,950)
      Class C                                        (56,273)             (42,186)
      Class Z                                        (36,921)             (15,515)
                                             -----------------    -----------------
                                                  (6,339,973)          (5,171,932)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                  69,671,442           48,848,412
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               22,347,412           22,384,332
   Cost of shares reacquired                     (93,874,252)         (98,173,406)
                                             -----------------    -----------------
   Decrease in net assets from Fund share
      transactions                                (1,855,398)         (26,940,662)
                                             -----------------    -----------------
Total increase (decrease)                         18,561,572          (37,487,625)
NET ASSETS
Beginning of year                                635,413,793          672,901,418
                                             -----------------    -----------------
End of year(a)                                 $ 653,975,365        $ 635,413,793
                                             -----------------    -----------------
                                             -----------------    -----------------
(a) Includes undistributed net investment
    income                                     $          --        $          --
                                             -----------------    -----------------

    See Notes to Financial Statements                                     29

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements

      Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Fund may enter into interest rate swaps. In a
simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

      During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value
                                                                          31

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Written Options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, ..425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2002.

      PIMS has advised the Fund that it received approximately $128,000 and $19,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2002. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2002, it received approximately $50,800 and $4,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended December 31, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds
                                                                          33

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2002, the Fund incurred fees of approximately $323,800 for the services of PMFS. As of December 31, 2002, approximately $25,700 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $20,300 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $17,300 for the year end December 31, 2002. As of December 31, 2002, approximately $1,400 of such fees were due to PSI. These amounts are included in transfer agent's fees and expense in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2002, aggregated $ 604,106,796 and $607,754,328, respectively.

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      During the year ended December 31, 2002, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2002 are as follows:

                                                    Value at         Value at         Unrealized
Number of                           Expiration        Trade        December 31,      Appreciation
Contracts            Type              Date           Date             2002         (Depreciation)
---------     ------------------    -----------    -----------     ------------     ---------------
               Short Positions:
                  10-yr U.S.
   228          Treasury Notes      Mar. '03       $25,918,261     $ 26,230,688        $(312,427)
                Long Position:
                U.S. Treasury
   110              Bonds           Mar. '03        12,392,486       12,395,625            3,139
                                                                                    ---------------
                                                                                       $(309,288)
                                                                                    ---------------
                                                                                    ---------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002, the adjustments were to increase accumulated net realized gain by $363,349, decrease undistributed net investment income by $644,919, and increase paid-in-capital in excess of par by $281,570 due to the difference in the treatment of accreting market discount and amortizing premium for financial and tax reporting purposes. Net investment income, net realized gains and net assets were not affected by this change.

      For the years ended December 31, 2002 and December 31, 2001, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $29,652,759 and $31,220,549 of tax-exempt income, $464,332 and $1,335,300 of ordinary income, and $6,013,553 and $4,062,808 of long-term capital gains, respectively.

      As of December 31, 2002, the components of distributable earnings on a tax basis were $352,775, $1,707,501 and $1,610,375 of tax exempt income, ordinary income and long-term capital gains, respectively.
                                                                          35

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of December 31, 2002 were as follows:

                                                           Total Net
   Tax Basis                                               Unrealized
of Investments      Appreciation       Depreciation       Appreciation
---------------   ----------------   ----------------   ----------------
 $598,610,303       $48,989,291         $2,352,857        $46,636,434

      The differences between book and tax basis are primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 2002:
Shares sold                                                   3,173,549    $   49,574,748
Shares issued in reinvestment of dividends and
  distributions                                               1,316,699        20,490,907
Shares reacquired                                            (5,041,182)      (78,572,450)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (550,934)       (8,506,795)
Shares issued upon conversion and/or exchange from
  Class B                                                       412,885         6,464,965
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                  (138,049)   $   (2,041,830)
                                                       ----------------    --------------
                                                       ----------------    --------------

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                   1,898,832    $   29,831,731
Shares issued in reinvestment of dividends and
  distributions                                               1,315,479        20,523,735
Shares reacquired                                            (5,526,867)      (86,851,409)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,312,556)      (36,495,943)
Shares issued upon conversion and/or exchange from
  Class B                                                     1,034,364        16,194,699
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                (1,278,192)   $  (20,301,244)
                                                       ----------------    --------------
                                                       ----------------    --------------
Class B
----------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                     517,727    $    8,103,216
Shares issued in reinvestment of dividends and
  distributions                                                  96,815         1,510,363
Shares reacquired                                              (388,205)       (6,064,878)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                    226,337         3,548,701
Shares reacquired upon conversion and/or exchange
  into Class A                                                 (411,833)       (6,464,965)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                  (185,496)   $   (2,916,264)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                     888,487    $   13,978,076
Shares issued in reinvestment of dividends and
  distributions                                                 104,463         1,634,050
Shares reacquired                                              (565,647)       (8,915,775)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                    427,303         6,696,351
Shares reacquired upon conversion and/or exchange
  into Class A                                               (1,031,728)      (16,194,699)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                  (604,425)   $   (9,498,348)
                                                       ----------------    --------------
                                                       ----------------    --------------
Class C
----------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                     187,624    $    2,943,968
Shares issued in reinvestment of dividends and
  distributions                                                  12,697           198,086
Shares reacquired                                              (152,657)       (2,395,610)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    47,664    $      746,444
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                     239,506    $    3,769,424
Shares issued in reinvestment of dividends and
  distributions                                                   9,121           142,418
Shares reacquired                                              (116,847)       (1,834,659)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                   131,780    $    2,077,183
                                                       ----------------    --------------
                                                       ----------------    --------------

                                                                          37

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

Class Z                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 2002:
Shares sold                                                     580,177    $    9,049,510
Shares issued in reinvestment of dividends and
  distributions                                                   9,507           148,056
Shares reacquired                                              (438,084)       (6,841,314)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                   151,600    $    2,356,252
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                      80,702    $    1,269,180
Shares issued in reinvestment of dividends and
   distributions                                                  5,392            84,129
Shares reacquired                                               (36,401)         (571,563)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    49,693    $      781,746
                                                       ----------------    --------------
                                                       ----------------    --------------

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2002


            PRUDENTIAL
            NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential National Municipals Fund, Inc.
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                   Year Ended
                                                               December 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  15.32
                                                                  ----------
Income from investment operations
Net investment income                                                    .75
Net realized and unrealized gain (loss) on investment
   transactions                                                          .64
                                                                  ----------
      Total from investment operations                                  1.39
                                                                  ----------
Less distributions
Dividends from net investment income                                    (.73)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.16)
                                                                  ----------
      Total distributions                                               (.89)
                                                                  ----------
Net asset value, end of year                                        $  15.82
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                        9.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $595,874
Average net assets (000)                                            $584,236
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(c)                                                            .87%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%
   Net investment income                                                4.68%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                97%

------------------------------
(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

    40                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  15.59             $  14.72             $  16.06             $  16.12
----------------     ----------------     ----------------     ----------------
         .75                  .76                  .76                  .79
        (.13)                 .88                (1.34)                 .06
----------------     ----------------     ----------------     ----------------
         .62                 1.64                 (.58)                 .85
----------------     ----------------     ----------------     ----------------
        (.76)                (.76)                (.76)                (.79)
          --                 (.01)                  --(b)                --(b)
        (.13)                  --                   --                 (.12)
----------------     ----------------     ----------------     ----------------
        (.89)                (.77)                (.76)                (.91)
----------------     ----------------     ----------------     ----------------
    $  15.32             $  15.59             $  14.72             $  16.06
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        3.95%               11.45%               (3.69)%               5.41%
    $579,335             $609,245             $498,428             $481,926
    $599,337             $487,811             $531,603             $483,759
         .89%                 .88%                 .86%                 .73%
         .64%                 .63%                 .61%                 .63%
        4.76%                5.09%                4.88%                4.89%
          66%                 122%                  30%                  23%

    See Notes to Financial Statements                                     41

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                               December 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  15.36
                                                                    --------
Income from investment operations
Net investment income                                                    .71
Net realized and unrealized gain (loss) on investment
   transactions                                                          .64
                                                                    --------
      Total from investment operations                                  1.35
                                                                    --------
Less distributions
Dividends from net investment income                                    (.69)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.16)
                                                                    --------
      Total distributions                                               (.85)
                                                                    --------
Net asset value, end of year                                        $  15.86
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 47,612
Average net assets (000)                                            $ 49,097
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.12%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%
   Net investment income                                                4.43%

------------------------------
(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.

    42                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  15.63             $  14.75             $  16.10             $  16.16
----------------     ----------------     ----------------     ----------------
         .71                  .73                  .73                  .73
        (.13)                 .89                (1.35)                 .06
----------------     ----------------     ----------------     ----------------
         .58                 1.62                 (.62)                 .79
----------------     ----------------     ----------------     ----------------
        (.72)                (.73)                (.73)                (.73)
          --                 (.01)                  --(b)                --(b)
        (.13)                  --                   --                 (.12)
----------------     ----------------     ----------------     ----------------
        (.85)                (.74)                (.73)                (.85)
----------------     ----------------     ----------------     ----------------
    $  15.36             $  15.63             $  14.75             $  16.10
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        3.70%               11.23%               (3.98)%               4.99%
    $ 48,972             $ 59,260             $ 92,265             $119,698
    $ 54,043             $ 73,531             $118,044             $131,195
        1.14%                1.13%                1.11%                1.13%
         .64%                 .63%                 .61%                 .63%
        4.52%                4.85%                4.62%                4.49%

    See Notes to Financial Statements                                     43

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class C
                                                              --------------------
                                                                   Year Ended
                                                               December 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $15.36
                                                                    -------
Income from investment operations
Net investment income                                                   .67
Net realized and unrealized gain (loss) on investment
   transactions                                                         .64
                                                                    -------
      Total from investment operations                                 1.31
                                                                    -------
Less distributions
Dividends from net investment income                                   (.65)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.16)
                                                                    -------
      Total distributions                                              (.81)
                                                                    -------
Net asset value, end of year                                         $15.86
                                                                    -------
                                                                    -------
TOTAL RETURN(a):                                                       8.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $6,107
Average net assets (000)                                             $5,709
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(c)                                                          1.37%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .62%
   Net investment income                                               4.17%

------------------------------
(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

    44                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $15.63               $14.75               $16.10               $16.16
    -------              -------              -------              -------
        .67                  .69                  .69                  .69
       (.13)                 .89                (1.35)                 .06
    -------              -------              -------              -------
        .54                 1.58                 (.66)                 .75
    -------              -------              -------              -------
       (.68)                (.69)                (.69)                (.69)
         --                 (.01)                  --(b)                --(b)
       (.13)                  --                   --                 (.12)
    -------              -------              -------              -------
       (.81)                (.70)                (.69)                (.81)
    -------              -------              -------              -------
     $15.36               $15.63               $14.75               $16.10
    -------              -------              -------              -------
    -------              -------              -------              -------
       3.45%               10.96%               (4.22)%               4.73%
     $5,183               $3,213               $3,060               $2,296
     $4,032               $2,473               $2,643               $1,555
       1.39%                1.38%                1.36%                1.38%
        .64%                 .63%                 .61%                 .63%
       4.28%                4.60%                4.39%                4.23%

    See Notes to Financial Statements                                     45

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                                        Class Z
                                                   --------------------------------------------------
                                                                                       January 22,
                                                     Year Ended December 31,             1999(c)
                                                   ----------------------------          Through
                                                    2002       2001       2000      December 31, 1999
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $15.32     $15.58     $14.71          $ 16.11
                                                   ------     ------     ------          -------
Income from investment operations
Net investment income                                 .78        .78        .80              .73
Net realized and unrealized gain (loss) on
   investment transactions                            .64       (.12)       .88            (1.40)
                                                   ------     ------     ------          -------
      Total from investment operations               1.42        .66       1.68             (.67)
                                                   ------     ------     ------          -------
Less distributions
Dividends from net investment income                 (.77)      (.79)      (.80)            (.73)
Distributions in excess of net investment
   income                                              --         --       (.01)              --(b)
Distributions from net realized gains                (.16)      (.13)        --               --
                                                   ------     ------     ------          -------
      Total distributions                            (.93)      (.92)      (.81)            (.73)
                                                   ------     ------     ------          -------
Net asset value, end of period                     $15.81     $15.32     $15.58          $ 14.71
                                                   ------     ------     ------          -------
                                                   ------     ------     ------          -------
TOTAL RETURN(a):                                     9.47%      4.26%     11.73%           (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $4,383     $1,924     $1,183          $   797
Average net assets (000)                           $3,314     $1,673     $  765          $ 1,391
Ratios to average net assets:
   Expenses, including distribution fees              .62%       .64%       .63%             .64%(d)
   Expenses, excluding distribution fees              .62%       .64%       .63%             .64%(d)
   Net investment income                             4.91%      5.05%      5.34%            5.45%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of offering of Class Z shares.
(d) Annualized.

    46                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Report of Independent Accountants

To Board of Directors and Shareholders of
Prudential National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 21, 2003
                                                                          47

       Prudential National Municipals Fund, Inc.
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2002) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2002, the Fund paid tax-exempt dividends of $.73 per Class A share, $.69 per Class B share, $.65 per Class C share and $.77 per Class Z share. The Fund also made taxable ordinary income distribution of $.0112 per Class A, B, C and Z share, of which $.0032 represents dividends from special taxable income. The remaining $.0080 per share were from short-term capital gains. In addition, the Fund paid long-term capital gains of $.1472 per share of each Class A, B, C and Z share. The Fund utilized redemptions as distributions in the amount of $0.0063 per Class A, B, C and Z shares as long-term capital gain.

      The portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2002


            PRUDENTIAL
            NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------


                                                        MANAGEMENT OF
                                                        THE FUND

 Prudential National Municipals Fund, Inc.  www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended, (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1982    Marketing Consultant.               [88]

Thomas T. Mooney (61)           Director        Since 1996    Chief Executive Officer, the        [97]       Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of the                      of First Financial
                                                              Greater Rochester Metro                        Fund, Inc. and Director
                                                              Chamber of Commerce; formerly                  (since 1988) of The
                                                              Rochester City Manager; Deputy                 High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        Since 1999    Formerly Chief Executive            [72]       Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1995    Management Consultant of            [72]
                                                              Investmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice            [71]
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999);
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

    50                                                                    51

 Prudential National Municipals Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1991    Formerly Chairman (January          [72]
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

       Interested Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1996    Executive Vice President and        [112]      Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential
                                                              Securities; formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of PMF; Vice President
                                                              and Director (since May 1992)
                                                              of Nicholas-Applegate Fund,
                                                              Inc.

    52                                                                    53

  Prudential National Municipals Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive          [115]
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            Since 2000    Executive Vice President            [111]
                                President                     (since 1999) of Prudential
                                and Director                  Investments; formerly various
                                                              positions to Senior Vice
                                                              President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the officers of the Fund who are not also Directors is set forth below.

      Officers

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1995    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PIFM and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Deborah A. Docs (45)            Secretary       Since 1996    Vice President and Corporate
                                                              Counsel (since January 2001)
                                                              of Prudential; Vice President
                                                              and Assistant Secretary (since
                                                              December 1996) of PI.

   54                                                                    55

 Prudential National Municipals Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer - Mutual Funds and
                                                              Unit Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001); previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998); First
                                Compliance                    Vice President, Prudential
                                Officer                       Securities (March 1997-May
                                                              1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

   56                                                                    57

Prudential National Municipals Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                         www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential National Municipals Fund, Inc.

Class A    Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/02

                     One Year    Five Years    Ten Years     Since Inception
With Sales Charge      5.99%       4.51%     5.68%  (5.67)    6.59%  (6.58)
Without Sales Charge   9.27%       5.14%     6.01%  (5.99)    6.84%  (6.83)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential
National Municipals Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account values at the beginning of the 10-year period
(December 31, 1992) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                            www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/02

                      One Year  Five Years    Ten Years     Since Inception
With Sales Charge      3.99%      4.69%     5.65%  (5.64)    7.90%  (7.89)
Without Sales Charge   8.99%      4.85%     5.65%  (5.64)    7.90%  (7.89)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential
National Municipals Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account values at the beginning of the 10-year period
(December 31, 1992) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential National Municipals Fund, Inc.

Class C     Growth of a $10,000 Investment

                 (CHART)

Average Annual Total Returns as of 12/31/02

                     One Year   Five Years    Ten Years    Since Inception
With Sales Charge      6.64%      4.38%          N/A        5.43%  (5.41)
Without Sales Charge   8.71%      4.59%          N/A        5.55%  (5.54)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
National Municipals Fund, Inc. (Class C shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class C shares, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/02

    One Year    Five Years    Ten Years    Since Inception
      9.47%        N/A          N/A           5.22%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
National Municipals Fund, Inc. (Class Z shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares (January 22, 1999) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PRNMX    743918203
Class B         PBHMX    743918104
Class C         PNMCX    743918302
Class Z         N/A      743918401

MF104E    IFS-A077597